[LETTERHEAD OF PRIMUS]

                                                                   Exhibit 10.12

                                                                 August 27, 1998



Mr. Clarence Wilhelm                                               Confidential
Director, Application Development
3Com Corporation
1800 West Central Road
Mount Prospect, IL  60056-2293

Re: Third Amendment to Software License Agreement and Second Amendment to Support and Maintenance Agreement Between 3Com Corporation ("3Com") and Primus Knowledge Solutions, Inc. ("Primus")

Dear Mr. Wilhelm:

This letter is to confirm our agreement with respect to 3Com's purchase of additional rights to use Primus' SolutionBuilder and SolutionPublisher(R) software, and new rights to use Primus' SolutionExplorer(TM) software (collectively, the "Software"). Upon signature by both of 3Com and Primus, this letter shall serve as an amendment to the Software License Agreement, dated as of June 26, 1997, between 3Com and Primus, as amended (the "License Agreement"), and the Support and Maintenance Agreement, dated as of June 27, 1997, between 3Com and Primus, as amended (the "Support Agreement"). Except as otherwise expressly defined in this Amendment, capitalized terms shall have the meanings ascribed to them in the License Agreement.

We agree as follows:

     1.        The License Agreement shall be amended as specified below.

               1.1  Recital A.  Recital A shall be amended by the insertion of
                    ---------
     ",SolutionExplorer(TM) software, an Internet browser based application, that allows remote service professionals and other analysts to solve problems in broadly the same manner as the SolutionBuilder application" before ", and SolutionPublisher(R) software".

               1.2  Authorized Server.  Section 1.1 shall be amended by the
                    -----------------
     insertion after "computers of Licensee" of "(whose model number, serial number and street address Licensee has provided to Primus)".

Mr. Clarence Wilhelm
3Com Corporation
August 27, 1998
Page 2


               1.3  Authorized User. Section 1.2 shall be amended by its
                    ---------------
     deletion, and the substitution of the following:

               1.2  "Authorized User" means any Authorized SB User, any
                     ---------------
               Authorized SE User, and/or any Authorized SP User. The maximum number of Authorized Users is set forth in Exhibit A, and in subsequent Exhibit A's (numbered A-1, A-2 and so forth) that are agreed in writing between Primus and Licensee.

                    Personal ID Users. Where a number of Authorized Users is
               specified in Exhibit A as a personal ID user, up to that number of individual Authorized Users to whom Licensee has issued a personal user ID and password linked to their personal user ID may use the applicable Software program by accessing the Authorized Server(s). Licensee shall ensure that only one personal user ID is assigned to each individual Authorized User, and that no more than one individual Authorized User uses any one personal user ID and linked password. "Individual" Authorized User means an individual person, and not a corporation, company, partnership, association or other entity or organization.

                    Concurrent Users. Where a number of Authorized Users is
               specified in Exhibit A as a concurrent user, up to that number of individual Authorized Users may use the applicable Software program on a concurrent user basis by accessing the Authorized Server(s), without regard to the user ID of the individual.

               1.3  Authorized SB User.  Section 1.3 shall be amended by the
                    ------------------
     substitution of "Section 2.2." for "Sections 2.2 and 2.3.3."

               1.4  Authorized SE User.  A new Section 1.3A shall be inserted
                    ------------------
     after Section 1.3, as follows:

               1.3A "Authorized SE User" means (i) any employee of Licensee,
                     ------------------
               and/or (ii) a subsidiary, contractor, customer, agent or representative of Licensee and the employees of such subsidiary, contractor, customer, agent or representative who are authorized by Licensee to use the SolutionExplorer portions of the Software as provided in Section 2.2.

               1.5  Authorized SP User.  Section 1.4 shall be amended by the
                    ------------------
     deletion of its second sentence.

               1.6  Authorized Workstation.  Section 1.5 shall be amended by the
                    ----------------------
     deletion of the last sentence and its replacement by:

               The maximum number of Authorized Workstations is set forth in Exhibit A, and in subsequent Exhibit A's (numbered A-1, A-2 and so forth) that are agreed in writing between Primus and Licensee.

Mr. Clarence Wilhelm
3Com Corporation
August 27, 1998
Page 3

               1.7   SE Server Software.  A new Section 1.14A shall be inserted
                     ------------------
     after Section 1.14, as follows:

               1.14A "SE Server Software" means that portion of the Server
                      ------------------
               Software designated in the Documentation as SolutionExplorer Software.

               1.8   Grant of License.  Section 2.2 shall be amended by its
                     ----------------
     deletion, and by the substitution of the following. (These amendments incorporate the changes made by the Second Amendment to the License Agreement, dated as of September 26, 1997.)

               2.2  Grant of License. Subject to the provisions of this
                    ----------------
               Agreement, Primus grants to Licensee a non-exclusive, non-transferable license, without right to sub-license, to: (i) during the License Term, (a) reproduce, distribute and install the Server Software at Licensed Sites on the then current number of Authorized Servers, (b) reproduce, distribute and install the Client Software on up to the then current number of Authorized Workstations, and (c) assign personal user IDs and linked passwords, as appropriate, to up to the then current number of individual Authorized SE Users that will (and subsequently do) regularly use the applicable Software as part of their everyday duties during the License Term; (ii) during the License Term, use and allow Authorized SB Users to use the Client Software on up to the then current number of Authorized Workstations; (iii) during the License Term, use and allow up to the then current number of Authorized Users to use the Server Software on Licensee's Authorized Server(s); (iv) during the License Term, (a) use and allow Authorized Users to use the Documentation in conjunction with their use of the Software, (b) modify those portions of the Documentation consisting of the training manuals, by modifying Primus' generic content standard and process documents as necessary to meet Licensee's internal training needs, provided however, that Primus shall retain and Licensee hereby assigns to Primus all and any ownership rights in and to all such modifications, and provided further, that such modifications shall be deemed to be Documentation under this Agreement, to the effect that Licensee has the same rights to use the modifications as apply to the rest of the Documentation, and provided further, that Primus shall not disclose or use for its own account any information of Licensee contained in such modifications that is "Confidential Information" of Licensee under that certain Non Disclosure Agreement dated as of June 7, 1996, between Licensee and Primus, and (c) make one paper copy of those portions of the Documentation consisting of the Software user manuals for each Authorized Workstation and two paper copies for each Authorized Server; (v) during the License Term, use the Trademarks solely in copies of the Software and Documentation made and distributed in accordance with this Agreement, and (vi) during the License Term, modify the SolutionPublisher and Solution-Explorer configuration files, solely to customize the SolutionPublisher and SolutionExplorer Software to Licensee's presentation standards.

Mr. Clarence Wilhelm
3Com Corporation
August 27, 1998
Page 4


               1.9   Software Use By Authorized Users.  Section 2.3.3 shall be
                     --------------------------------
     amended by the deletion of the first and last sentences.

               1.10  Performance Warranty. Section 4.1.2 shall be amended by the
                     --------------------
     insertion after "Exhibits to this Agreement" of " ,that the Software will scale to meet Licensee's reasonable user requirements, including without limitation that the Software will scale to the actual number of Authorized Users using the Software in production. Primus further warrants to Licensee that versions 3.0 and subsequent versions of the Software will not malfunction at any time as a result of the transition from the year 1999 to the year 2000, or upon any other date transitions that occur between the execution of this Agreement and the year 2010, and that the Software will continue to process all date and time data with consistency and accuracy after December 31, 1999 as it did before December 31, 1999."

               The second sentence of Section 4.2 shall be amended by the substitution of "ninety (90)" for "thirty (30)".

               1.11  Intellectual Property Warranty.  Section 4.1.3 shall be
                     ------------------------------
     amended by the addition of the following sentence at its end: "Primus warrants to Licensee that, to the actual knowledge of employees of Primus at director level and senior, the Software does not infringe any valid third party copyright, patent, trademark, trade secret or other intellectual property right arising under the laws of any country in which Licensee uses the Software in accordance with this Agreement."

               1.12  Exhibit A-1. A new Exhibit A-1 shall be added, in the form
                     -----------
     attached as Exhibit 1 to this letter.

     2. The Support Agreement shall be amended as specified below.

               2.1   High Priority Response Goal. The second sentence of the
                     ---------------------------
     second paragraph of Section 2.3, headed "High Priority", shall be amended
                                              -------------
     in its entirety to read: "Response Goal: Endeavor to provide a Fix or Workaround within twenty-four (24) hours of Customer's report of the problem (notwithstanding the provisions of Section 2.4 below)".

               2.2  Patches. Section 2.4 shall be amended by the addition of the
                    -------
     following proviso at the end of the first sentence: "provided always, however, that where Primus cannot determine a viable Workaround for an Error, Primus shall use all commercially reasonable efforts to provide Customer with a Fix."

               2.3   Upgrades. Section 2.4 shall be further amended by the
                     --------
     addition at its end of the following:

               Upon shipment to Customer of any Major Release, Maintenance Release, New Version or Fix (collectively, an "Upgrade"), Primus shall be deemed to have repeated the warranties in Section 4 of the License Agreement with respect to the Upgrade; provided always, however, that if any Upgrade fails to comply

Mr. Clarence Wilhelm
3Com Corporation
August 27, 1998
Page 5

          with the warranties under Sections 4.1.1 or 4.1.2 of the License Agreement, and Primus exercises its rights to terminate under the performance remedy specified in Section 4.2 of the License Agreement, then Primus need only refund to Customer all of the most recent annual support and maintenance fee attributable to the development of the non-compliant Upgrade, together with a pro-rated amount of the annual fee reflecting the unused portion of the annual support and maintenance term. Except to the extent of this proviso, Section 4.2 and the other provisions of section 4 of the License Agreement shall be fully applicable.

          2.4  Conditions to Coverage.  Section 3.1, sub-clause (2) shall be
               ----------------------
     amended in its entirety to read as follows: " 2) all Licensed Program(s) to be covered by this Agreement are the then current Licensed Programs furnished by Primus; provided, however, that if any current Licensed Program does not does not conform to the warranties set forth in Sections
     4.1.1 and 4.1.2 of the License Agreement, then the Licensed Programs to be covered by this Agreement shall include the next most recent Licensed Program."

          2.5  Exhibit A-1.  A new Exhibit A-1 shall be added, in the form
               -----------
     attached as Exhibit 2 to this letter.

     3. Except as expressly stated in Sections 1 and 2 above, each of the License Agreement and the Support Agreement shall remain unaltered and in full force and effect.

     Please indicate your agreement to the terms of this letter by executing the enclosed duplicate in the space provided below. This letter shall be effective as of August 28, 1998. The terms offered by this letter shall expire at close of business on August 30, 1998, unless 3Com has accepted them in writing by executing the duplicate.

Sincerely,


/s/ Michael A. Brochu

Michael A. Brochu
President and Chief Executive Officer
Primus Knowledge Solutions, Inc.


AGREED AND ACCEPTED:


3COM CORPORATION                                     DATED: August 28, 1998
                                                            ---------


By: /s/ (signature illegible)
   --------------------------
   --------------------------
Its:
    -------------------------

                                   EXHIBIT 1
                                   ---------

                        PRIMUS KNOWLEDGE SOLUTIONS, INC.
                           SOFTWARE LICENSE AGREEMENT
                                  EXHIBIT A-1
                            PRODUCT AND FEE SCHEDULE



Order
-----
-----------------------------------------------------------------------------------------------------------------------------------

       Product          Language   # Authorized   # Authorized Users   # Authorized    Distribution      Price Per      Total Fees
                                   Workstations         Users               Users          Term      Workstation/User      (US $)
                                                    (personal ID)       (concurrent)                       (US $)
-----------------------------------------------------------------------------------------------------------------------------------
SolutionSeries(TM)      English        N/A               N/A                N/A              N/A                 See Note 2
 Server
-----------------------------------------------------------------------------------------------------------------------------------
SolutionBuilder(R)      English    See Note 1            N/A                N/A              N/A
---------------------------------------------------------------------------------------------------     [*]                [*]
SolutionExplorer(TM)    English        N/A        See Note 1                N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------

SolutionPublisher(R)    English        N/A               N/A             Unlimited           N/A         N/A               [*]
-----------------------------------------------------------------------------------------------------------------------------------
Total Order Fees          N/A      See Note 1     See Note 1                [*]              N/A         N/A              $[*]
(US $)
-----------------------------------------------------------------------------------------------------------------------------------

Note 1:  Product Flexibility
----------------------------
Licensee has not yet determined the exact number of Authorized Workstations of SolutionBuilder Software and Authorized Users (personal ID) of SolutionExplorer Software that it requires, although Licensee has finally determined to make an aggregate investment in such products in an amount of [*]. Therefore, Licensee wishes to have, and Primus is willing to provide Licensee with the flexibility to substitute Authorized Workstations of SolutionBuilder Software for Authorized Users (personal ID) of Primus' SolutionExplorer software, and vice-versa. Accordingly, Licensee may substitute Authorized Workstations of SolutionBuilder Software for Authorized Users (personal ID) of SolutionExplorer Software that Primus has licensed to it under this Exhibit A-1 and this Agreement, on a one-for-one basis, and vice-versa; provided always, however, that the aggregate number of Authorized Workstations and Authorized Users (personal ID) of such Software may not exceed [*].

Note 2: Fees for Authorized Servers.
-----------------------------------

Notwithstanding the provisions of Section 3.1.2, Primus shall not charge Licensee any fees for (i) Authorized Servers on which Licensee has, in good faith, installed the Software prior to the date on which Primus executes this Exhibit A-1, and (ii) Authorized Servers on which Licensee, in good faith, installs the Software, the rights to which Licensee has acquired pursuant to this Exhibit A-1.

Payment Terms.  Licensee shall pay Primus the license fees specified above in
-------------
the amounts and on the dates set forth in the table below:

-----------------------------------------------------------------------------------------------------------------------
                 Payment Amount (US $)                                            Payment Date
-----------------------------------------------------------------------------------------------------------------------
                       [*]                                                      September 28, 1998
-----------------------------------------------------------------------------------------------------------------------
                       [*]                                  The 30th day following the Enhancement Delivery Date
                                                                                (as defined below)
-----------------------------------------------------------------------------------------------------------------------
Total            US   $[*]                                                             N/A
-----------------------------------------------------------------------------------------------------------------------

[*] is omitted, confidential material, which material has been separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Option Terms For Increasing Licensed Usage Of Software
------------------------------------------------------

Primus hereby grants Licensee an option to acquire additional rights to the Software, on the terms set forth in Table X below. The provisions of this option with respect to the SolutionBuilder Software shall supercede the option rights granted over SolutionBuilder Software in Exhibit A of the License
Agreement:

Table X - Product Fees

-----------------------------------------------------------------------------------------------------------------------------------
        Product           Language   # Authorized      # Authorized        Minimum Purchase     Price Per      Total    Option
                                     Workstations      Users (personal       (Authorized       Authorized              Expiration
                                     Subject to        ID) Subject to     Workstations/Users)  Workstation/ User         Date
                                       Option              Option                                   (US $)
-----------------------------------------------------------------------------------------------------------------------------------
SolutionBuilder(R)        English    Unlimited              N/A                   [*]               [*]        N/A      12/31/1999
-----------------------------------------------------------------------------------------------------------------------------------
SolutionExplorer(TM)      English       N/A              Unlimited                [*]               [*]        N/A      12/31/1999
-----------------------------------------------------------------------------------------------------------------------------------

The options granted above shall be exercised by delivery of an irrevocable purchase order to Primus for the applicable number of workstations and users (collectively, "Seats") at the applicable price, on or before the relevant option expiration date. Licensee shall pay the requisite license fees within thirty (30) days of the date on which the purchase order is delivered to Primus. Upon exercise of all or any part of the options, Licensee shall pay support and maintenance fees upon the number of Seats acquired, at a rate of [*] percent
[*] of the per Seat price, multiplied by the number of Seats acquired.
Support and maintenance services will be subject to the provisions of the Support and Maintenance Agreement.

Additional Obligations of Primus.
--------------------------------

Primus will deliver the following two additional capabilities for the Software to Licensee in a general release version on or before March 31, 1999. Primus shall be solely responsible for determining whether the Software contains such capabilities, but shall make such determination in good faith and on a reasonable basis. The date on which Primus delivers such capabilities is referred to in this Exhibit A-1 as the "Enhancement Delivery Date." On or before the 30th day following the Enhancement Delivery Date, Licensee shall pay Primus the License fee balance of [*] US Dollars (US $[*]), as specified in the Payment Terms table above.

Extended Attributes: The SolutionBuilder, SolutionExplorer, SolutionX(TM) and SolutionReports applications will be extended to allow the site administrator to define up to six additional solution attributes. The site administrator will have the ability to name the attribute as well as define a list of acceptable values and a default for that attribute. The application user will be presented with the attributes identified by their given names as well as a default value and a pull down list of acceptable values for each. The attributes will also be available for solution query, solution search constraint, SolutionX query and solution reporting. It will also be possible to set the value of an attribute as a search constraint from call tracking or from the product selection mechanism in the SolutionPublisher application. In the SolutionPublisher and SolutionExplorer applications an option will be available to hide any attribute on the user interface.

Application Security: Security will be added enabling any solution or statement to be removed from the end user's view by setting a security attribute controlling their visibility. A single security attribute will be added to the SolutionBuilder and SolutionExplorer applications for the purpose of controlling access to solutions. The site administrator will be able to create up to 64 user security groups via SolutionAdmin. The security attribute will have a pull down list of all of the user security groups (defined in SolutionAdmin). When the value of the attribute is set to a group, only users added to that group will have access to that solution. A users denied access to a secured solution will be denied access in the following ways: the solution will not be returned in a solution search, the solution will not be returned in a query, the solution will not be available if opened by ID, no statements that exist exclusively in solutions to which a user has no access will be returned in a statement matching operation.

Technical Assistance.  Upon request by Licensee, Primus shall assist Licensee
--------------------
with Licensee's utilization of any of the Software, including any upgrade, on a time and materials basis, and on such written terms and conditions as may be reasonably acceptable to each of Primus and Licensee. Primus shall provide such assistance at a per labor day rate of $[*] for the period ending August 31, 1999. On September 1, 1999 and each anniversary thereof, Primus may increase such rate by a percentage of the previous

[*] is omitted, confidential material, which material has been separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment.

labor day rate that is equal to the percentage increase in the All Cities Average United States Consumer Price Index (all items, base period 1982-84=100) for the nearest published one year period preceding that September 1, as published by the US Department of Labor. Primus shall not mark up any materials that it obtains for, or provides to Licensee, except with Licensee's prior written consent.

This Exhibit is hereby approved and accepted:

PRIMUS KNOWLEDGE SOLUTIONS, INC.           3COM CORPORATION

By: /s/ Michael A. Brochu                  By: /s/ (signature illegible)
   ---------------------------------          ---------------------------------
   Michael A. Brochu                          ---------------------------------
   Its President and Chief Executive       Its
   Officer                                    ---------------------------------

Dated:  Aug. 28, 1998                   Dated:  Aug. 28, 1998
      ------------------------------          ---------------------------------

                                   EXHIBIT 2
                                   ---------

                       PRIMUS KNOWLEDGE SOLUTIONS, INC.
                       SUPPORT AND MAINTENANCE AGREEMENT

                                  EXHIBIT A-1
                     SUPPORT AND MAINTENANCE FEE SCHEDULE


Support And Maintenance Fees
----------------------------
Licensee shall pay Primus as specified in the table below for support and maintenance services with respect to the Licensed Programs that Customer licensed pursuant to Exhibit A-1 to the License Agreement. Licensee shall pay Primus the applicable fees on or before the dates specified in the table below.

-----------------------------------------------------------------------------------------------------------------------------------
Product           Language   Software License    Support &          Annual Support &                   Payment Terms
                                License          Maintenance        Maintenance Fee         ---------------------------------------
                               Fees (US $)          Rate*                (US $)             Payment Date           Payment
                                                                                                                 Amount (US $)
-----------------------------------------------------------------------------------------------------------------------------------
SolutionBuilder(R)   English       [*]              [*]                   [*]
------------------------------------------------------------------------------------------- September 28,             [*]
SolutionExplorer(TM) English                                                                   1998
-----------------------------------------------------------------------------------------------------------------------------------
SolutionPublisher(R) English       [*]              [*]                   [*]

------------------------------------------------------------------------------------------- September 28,             [*]
Total Order Fees      N/A          [*]              N/A                   [*]                   1998
(US $)
------------------------------------------------------------------------------------------------------------------------------------

*  Percentage of total license fees

This Exhibit is hereby approved and accepted:

PRIMUS KNOWLEDGE SOLUTIONS, INC.                3COM CORPORATION


By: /s/ Michael A. Brochu                    By: (signature illegible)
   ---------------------------------            ----------------------------
   Michael A. Brochu                            ----------------------------
   Its President and Chief Executive            Its
   Officer                                         -------------------------

Dated:   Aug. 28, 1998                        Dated:  Aug. 28, 1998
        _______________                             _______________

[*] is omitted, confidential material, which material has been separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                                               December 24, 1998


VIA FEDERAL EXPRESS                                                 Confidential
-------------------

3Com Corporation
Attn:  Dave Doherty
5400 Bayfront Plaza
Santa Clara, CA  95052

Re: Third Amendment to Software License Agreement and Second Amendment to Support and Maintenance Agreement, dated as of August 28, 1998 (collectively, the "Amendment") Between 3Com Corporation ("3Com") and Primus Knowledge Solutions, Inc. ("Primus") Delivery of Additional Capabilities by Primus

Dear Dave:

Introduction
This letter is to confirm our agreement that Primus has fulfilled certain of its obligations under the Amendment (defined above). Capitalized terms not otherwise expressly defined in this letter shall have the meaning ascribed to them in the Software License Agreement, dated as of June 27, 1997, between Primus and 3Com, as amended (the "Software License Agreement").

Primus' Obligations To Deliver Certain Enhancements
Under the Amendment, Primus is obligated to deliver to 3Com on or before March 31, 1999 certain enhancements to the Software, as specified in the two paragraphs immediately below (collectively, the "Additional Obligations")

     "Extended Attributes:  The SolutionBuilder, SolutionExplorer, SolutionX(TM)
      -------------------
     and SolutionReports applications will be extended to allow the site administrator to define up to six additional solution attributes. The site administrator will have the ability to name the attribute as well as define a list of acceptable values and a default for that attribute. The application user will be presented with the attributes identified by their given names as well as a default value and a pull down list of acceptable values for each. The attributes will also be available for solution query, solution search constraint, SolutionX query and solution reporting. It will also be possible to set the value of an attribute as a search constraint from call tracking or from the product selection mechanism in the SolutionPublisher application. In the SolutionPublisher and SolutionExplorer applications an option will be available to hide any attribute on the user interface.

     Application Security:  Security will be added enabling any solution or
     --------------------
     statement to be removed from the end user's view by setting a security attribute controlling their visibility. A single security attribute will be added to the SolutionBuilder and SolutionExplorer applications for the purpose of controlling access to solutions. The site administrator will be able to create up to 64 user security groups via SolutionAdmin. The security attribute will have a pull down list of all of the user security groups (defined in

3Com Corporation
December 24, 1998
Page 2 of 2

     SolutionAdmin). When the value of the attribute is set to a group, only users added to that group will have access to that solution. A users denied access to a secured solution will be denied access in the following ways: the solution will not be returned in a solution search, the solution will not be returned in a query, the solution will not be available if opened by ID, no statements that exist exclusively in solutions to which a user has no access will be returned in a statement matching operation."

Primus' Fulfillment Of Its Obligations
Based upon the enhancements to the Software that Primus has delivered to 3Com (the "Enhancements"), and the results of tests performed by 3Com on the Enhancements, Primus has determined that it has fulfilled the Additional Obligations as of the date of this letter. 3Com agrees with Primus' determination.

Confirmation Of Certain Rights Of 3Com With Respect To The Enhancements
Each of 3Com and Primus acknowledge that (i) the Enhancements constitute Software under the Software License Agreement; (ii) the warranty provisions of the Software License Agreement apply to the Enhancements; and (iii) Primus is obligated to provide 3Com with technical support and upgrades relating to the Enhancements pursuant to the Support and Maintenance Agreement, dated as of June 27, 1997, between Primus and 3Com, as amended.

Please indicate your agreement to the terms of this letter by executing the enclosed duplicate in the space provided below.

Sincerely,

PRIMUS KNOWLEDGE SOLUTIONS, INC.

By:  /s/ Michael A. Brochu
     --------------------------------
      Michael A. Brochu
     --------------------------------
 Its: President & CEO
     --------------------------------


AGREED AND ACCEPTED:


3COM CORPORATION                                           DATED: 12/24/98
                                                                 ---------
By:  /s/ Clarence Wilhelm
     --------------------------------
     Director Application Development
     --------------------------------
 Its:
     --------------------------------